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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 4, 2017
Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES
(Exact name of registrant as specified in charter)

Illinois (State or other Jurisdiction of Incorporation)	1-2189 (Commission File Number)	36-0698440 (IRS Employer Identification No.)

100 Abbott Park Road
Abbott Park, Illinois 60064-6400
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (224) 667-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

        This Amendment No. 1 on Form 8-K/A is being filed by Abbott Laboratories ("Abbott") to amend the Current Report on Form 8-K filed on January 5, 2017 (the "Original Report") to provide the disclosures required by Item 9.01 of Form 8-K that were previously omitted from the Original Report as permitted by Item 9.01(a)(4). Except as provided herein, the disclosures made in the Original Report remain unchanged.

Item 2.01.    Completion of Acquisition or Disposition of Assets.

        Pursuant to the terms and conditions of that certain Agreement and Plan of Merger, dated as of April 27, 2016, by and among Abbott, St. Jude Medical, Inc., Vault Merger Sub, Inc. and Vault Merger Sub, LLC, Abbott completed the acquisition of St. Jude Medical, Inc. (the "Transaction") on January 4, 2017.

        In connection with the Transaction, Abbott filed the Original Report describing the acquisition. Abbott is now filing this amendment to include the historical financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01    Financial Statements and Exhibits

(a)   Financial Statements of Business Acquired

        The audited St. Jude Medical, Inc. consolidated statements of earnings, statements of comprehensive income, statements of shareholders' equity and statements of cash flows for three-year period ended December 31, 2016, the audited St. Jude Medical, Inc. consolidated balance sheets as of December 31, 2016 and January 2, 2016, and the accompanying Notes to the Consolidated Financial Statements are attached hereto as Exhibit 99.1 and incorporated by reference.

(b)   Pro forma financial information

        The following information is attached hereto as Exhibit 99.2 and incorporated herein by reference:

  (i)
  Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of December 31, 2016.

  (ii)
  Unaudited Pro Forma Condensed Combined Consolidated Statement of Earnings for the year ended December 31, 2016.

  (iii)
  Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

(d)   Exhibits

Exhibit No.	Exhibit
23.1	Consent of Ernst & Young LLP, independent registered public accounting firm for St. Jude Medical, Inc.
99.1	Audited Financial Statements of St. Jude Medical, Inc.
99.2	Pro Forma Financial Information.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES
Date: February 21, 2017	By:	/s/ BRIAN B. YOOR Brian B. Yoor Executive Vice President, Finance and Chief Financial Officer

 EXHIBIT INDEX

Exhibit No.	Exhibit
23.1	Consent of Ernst & Young LLP, independent registered public accounting firm for St. Jude Medical, Inc.
99.1	Audited Financial Statements of St. Jude Medical, Inc.
99.2	Pro Forma Financial Information.

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  Item 2.01. Completion of Acquisition or Disposition of Assets.
  Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX